Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, WONG Nga Yin Polin, Chief Financial Officer and Director of King Resources, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 10-K/A of King Resources, Inc. for the year ended March 31, 2026 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of King Resources, Inc.

/s/ WONG Nga Yin Polin
WONG Nga Yin Polin
Title: Chief Financial Officer and Director

Dated: July 23, 2026